UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 20, 2022 (July 19, 2022)

SOLUNA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40261	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of registrant’s principal executive office)	(Zip code)

(518) 218-2550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC

9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on October 25, 2021, Soluna Holdings, Inc., formally known as Mechanical Technology, Incorporated, (the “Company”) entered into a Securities Purchase Agreement (the “October SPA”) pursuant to which the Company issued to the purchasers listed therein (the “October Purchasers”) secured convertible notes in the original aggregate principal amount of $16,304,348 (the “October Notes”) and Class A, Class B and Class C common stock purchase warrants (the “October Warrants”) to purchase up to an aggregate of 1,776,073 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The obligations under the October SPA are secured by a Security Agreement dated as of October 25, 2021 (the “October Security Agreement”) which granted Collateral Services LLC (the “Collateral Agent”) a security interest in the assets of the Company and its subsidiaries (the “Collateral”).

Addendum

On July 19, 2022, the Company entered into an Addendum with the Collateral Agent and the October Purchasers to amend certain terms of the October SPA and the October Security Agreement (the “Addendum”).

Pursuant to the Addendum, among other things, the assets of the Company related to the Company's Dorothy project which secure the Company's obligations under the October Security Agreement will be released in three tranches in connection with three tranches of conversions or redemptions of the October Notes. In connection with the first tranche, $1,100,000 of October Notes will be converted to Common Stock; in connection with the second tranche $1,100,000, of October Notes will be converted to Common Stock; and in connection with the third tranche, $1,100,000 of October Notes will be converted to Common Stock (each, the “Required Conversion Amount”), in each case at the then in effect Conversion Price. Prior to each conversion the Conversion Price of the Note will be reduced (but not increased) to a 20% discount to the 5-day volume weighted average price (“VWAP”) of the Common Stock. The Conversion Price for the first tranche is $3.75. In addition, the October Purchasers may require the Company to redeem up to $2,200,000 worth of October Notes in connection with each tranche at a rate of $1.20 for every $1.00 owed, less the amount of October Notes converted during such tranche, not including the Required Conversion Amount if the October Purchasers are unable to convert out of such amount of the Notes in each tranche. Each tranche is equal to $3,300,000 of the October Notes and the Addendum contemplates that at least $9,900,000 of the October Notes may be reduced under the terms of the Addendum. The first tranche begins upon receipt of approval of The Nasdaq Stock Market LLC (“Nasdaq”) of the transaction (which was received) and ends 50 trading days thereafter, the subsequent tranches will begin upon the later of 5 days after the previous tranche and receipts of any necessary approvals of Nasdaq and the Company’s shareholders of the transaction and ends 45 trading days thereafter. The second and third tranches are subject to delay as set forth in the addendum. The Company is required to deposit up to $1,950,000 in an escrow account in connection with each tranche to satisfy any redemptions. The Company has undertaken to obtain shareholder approval, if necessary under Nasdaq rules, to be able to complete tranches 2 and 3.

The exercise price of the Class A and B Warrants and 85,000 warrants to purchase Common Stock issued to the October Purchasers on January 13, 2022 was reduced to $9.50 a share. In addition, the Company agreed to exchange the Class C Warrants for 296,013 shares of Common Stock.

Except under certain circumstances, the Company is prohibited from engaging in any capital raising transactions without the consent of the October Purchasers.

Securities Purchase Agreement

On July 19, 2022, the Company entered into a Securities Purchase Agreement (the “SPA”) with an accredited investor (the “Investor”) pursuant to which the Company issued $6,250,000 stated value of Series B Convertible Preferred Stock, par value $0.0001 (the “Preferred Stock”), for a purchase price of $5,000,000. At the closing under the SPA, which occurred on July 19, 2021 (the “Closing”), the Company issued to the Investor (i) 62,500 shares of Preferred Stock which are initially convertible into 1,155,268 shares of Common Stock (the “Conversion Shares”), at a price per share of $5.41 (“Conversion Price”), a 20% premium to the close of the Company’s Common Stock on July 18, 2022, subject to adjustment as set forth in the Certificate of Designation governing the terms of the Preferred Stock, and (ii) common stock purchase warrants (collectively, the “Warrants”) to purchase up to an aggregate of 1,000,000 shares of Common Stock at an initial exercise price of $10.00 per share of Common Stock (the “Warrant Shares” and collectively with the Preferred Stock, the Conversion Shares, and the Warrants, the “Securities”). In addition, at the Closing the Investor delivered a warrant to acquire 1,000,000 shares of Common Stock at an exercise price of $11.50 per share for cancellation.

Until the earlier of (i) three years after the Closing or (ii) if in excess of $500,000 of Preferred Stock or at least 100,000 warrants remain outstanding, the Company agreed not to (a) issue any common stock, common stock equivalents, preferred stock or other equity securities at a price that is less than the highest price per share of the Securities, (b) file any registration statement, with certain exceptions, or (c) enter into an equity line of credit or at the market offering. In addition, the Company may buy out the rights of the Investor under the preceding sentence for $10,000,000 less any Profit (as defined in the SPA) the Investor has earned from the Securities, including pursuant to any amount paid for waiver under the following sentences. The Investor has a right of first refusal with respect to the offerings described in the first sentence of this paragraph for a period of three years beginning on the later of (i) January 1, 2023 and (ii) the date the October Notes have been fully redeemed or converted. The Company can obtain the Investor’s waiver to the right of first refusal by delivering to the Investor 10% of the amount raised by the Company in any such offering in cash or in the same securities issued by the Company. The Investor also has a right to participate in up to 35% of any such offerings for the same three year period.

At the written request of the Investor, at any time after the October Notes have been fully redeemed or converted and for a period of one year thereafter, the Company agreed to file a registration statement to register the Preferred Stock and the Conversion Shares.

The conversion of the Preferred Stock and the exercise of the Warrants are each subject to beneficial ownership limitations such that the Investor may not convert the Preferred Stock or exercise the Warrants to the extent that such conversion or exercise would result in the Investor being the beneficial owner in excess of 4.99% (or, upon election of such Investor, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon such conversion or exercise, which beneficial ownership limitation may be increased or decreased up to 9.99% upon notice to the Company, provided that any increase in such limitation will not be effective until 61 days following notice to the Company.

Certificate of Designation

On July 20, 2022, the Company filed the Certificate of Designations of Preferences, Rights and Limitations for the Preferred Stock with the Secretary of State of Nevada (the “Certificate of Designation”) and designated 187,500 shares of its authorized and unissued preferred stock as Series B Preferred Stock. Each share of Preferred Stock has a par value of $0.0001 per share and a stated value equal to $100.00 (the “Stated Value”). The Preferred Stock will initially be issued in a physical certificate. The subscription price for each share of Preferred Stock is $80.00 per share. The Preferred Stock shares can vote with the shares of Common Stock, on an as-converted to Common Stock basis, with respect to all matters on which the holders of Common Stock are entitled to vote, subject to any applicable Beneficial Ownership Limitations (as defined in the Certificate of Designation).

The Certificate of Designation provides that the Preferred Stock includes a 10% accruing dividend compounded daily for 12 months from the original issue date (the “Dividend Termination Date”) that may be paid in cash or stock at the Company’s option at the earlier of (i) the date the Preferred Stock is converted, or (ii) the Dividend Termination Date.

In the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the holders of shares the Preferred Stock are entitled to be paid out of the Company’s assets legally available for distribution to its stockholders, the greater of (i) the Stated Value, or (ii) the amount holder would have received if the Preferred Stock was fully converted to Common Stock, plus any amount equal to any accumulated and unpaid dividends to the date of payment.

Each share of Preferred Stock is convertible at any time at the option of the holder after the later of a date that is (i) 180 days after the original issue date or (ii) the date on which October Notes have been fully redeemed or converted (the “Note Release Date”) into a number of shares of Common Stock determined by dividing the Stated Value by the conversion price then in effect (the “Conversion Price”). The initial Conversion Price is $5.41, subject to adjustment as set forth in the Certificate of Designation. The Conversion Price is also subject to adjustment as follows: (i) upon the United States Securities and Exchange Commission (the “SEC”) declaring effective the resale registration statement referred to in SPA (the “Resale Registration Statement”), the conversion price will be equal to 90% of the average VWAPs reported on Nasdaq for the five consecutive trading dates after the effective date of the Resale Registration Statement, and (ii) in the event that the Company undertakes a public offering of its Common Stock or Common Stock equivalents, upon the completion of the public offering (the “Public Offering”), the Conversion Price will be equal to 90% of the average VWAPs reported on Nasdaq for the five consecutive trading dates after the completion date of the Public Offering. The Conversion Price for the Preferred Stock will be rounded down to the nearest $0.01 and will in no event be lower than $1.08.

The Preferred Stock has no stated maturity date and is not subject to any mandatory redemption or sinking fund. Provided no shares of the Company’s Series A Preferred Stock is outstanding, either the Company or the holder of the Preferred Stock may at any time after the later of (i) the third anniversary of the original issue date, or (ii) the Note Release Date, redeem the Preferred Stock, in whole or part, for the Stated Value. The Certificate of Designation also provides that the Preferred Stock is subject to a call pursuant to which the Company, upon ten days prior notice to the holder, may demand that the holder convert the Preferred Stock and Warrants issued pursuant to the SPA, in whole or in part, if the closing bid price of the Common Stock equals or exceeds $12.98 less Profit (as defined in the SPA) divided by the number of shares of Common Stock into which the Preferred Stock is convertible on the date of such notice, subject to any price adjustments, for twenty (20) consecutive trading days. If the holder fails to convert the remaining stated value of the Preferred Stock in its entirety within thirty (30) trading days after receiving the Company’s notice, the Company may redeem such remaining balance and the Warrants at the remaining Stated Value plus accrued dividends.

The Preferred Stock will, as to dividend rights and rights as to the distribution of assets upon the Company’s liquidation, dissolution or winding-up, rank senior to all classes or series of Common Stock and to all other capital stock issued by the Company expressly designated as ranking junior to the Preferred Stock. Without the consent of the holders of the Preferred Stock, the Company may not issue any capital stock that is (i) senior to the preferred stock in respect of dividend rights and rights as to the distribution of assets upon the Company’s liquidation, dissolution or winding-up, except that the Preferred Stock will be parri passu with respect to the Company’s Series A Preferred Stock, or (ii) parri passu with respect to dividend rights and rights as to the distribution of assets upon the Company’s liquidation, dissolution or winding-up.

Common Stock Purchase Warrant

The Warrants have an issue date of July 19, 2022. The Warrants have an initial exercise price of $10.00 per share of Common Stock, subject to adjustment as set forth in the Warrants. The holder is entitled to exercise the Warrants at any time on or after the date that is 180 days following the issue date and on or prior to January 19, 2028. On the closing date of the next public offering of the Company’s common stock or other securities, the exercise price of the Warrants adjusts to a price equal to the lower of (a) the exercise price then in effect, or (b) the price of the warrants issued in the Company’s next public offering, or if no warrants are issued in the Company’s next public offering, 110% of the price per share of the Common Stock issued in the Company’s next public offering.

Leak-Out Agreement

On July 19, 2022, the Company and the Investor entered into a Leak-Out Agreement (the “Leak-Out Agreement”). The Leak-Out Agreement remains in effect so long as any Preferred Stock or shares of Series A Preferred Stock of the Company remain outstanding, unless otherwise expressly extended in writing by the Investor (the “Leak Out Period”), at which time the Investor shall no longer be subject to the Leak Out restrictions. Pursuant to the Leak-Out Agreement, the Investor agreed during the Leak-Out Period not to sell, dispose or otherwise transfer on any trading day, in the aggregate, more than 15% of the composite daily trading volume of the Common Stock as reported by Bloomberg, LP. The Investor also agreed to execute any lock-up agreement reasonably requested by an underwriter in connection with an underwritten offering of the Company’s securities.

The Preferred Stock and the Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder. The Company did not engage in general solicitation or advertising with regard to the issuance and sale of the Securities. The Investor represented that he/she/it is an accredited investor and purchased the Securities for investment and not with a view to distribution.

The Addendum, SPA, Certificate of Designation, Common Stock Purchase Warrant, and Leak-Out Agreement each contain customary events of default, representations, warranties, agreements of the Company and the Investor and customary indemnification rights and obligations of the parties thereto, as applicable. The foregoing does not purport to be a complete description of the Addendum, SPA, Certificate of Designation, Common Stock Purchase Warrant, or Leak-Out Agreement and is qualified in its entirety by reference to the full text of such documents, the forms of which are attached as Exhibits 10.1, 10.2, 4.1, 4.2, and 10.3, respectively, to this Current Report on Form 8-K (this “Form 8-K”), and which are incorporated herein in their entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the Addendum is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02. The Preferred Stock and the Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

As of the issuance by the Company of the Preferred Stock, which occurred on July 20, 2022, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its Common Stock, or any shares of other stock of the Company that rank junior to or on parity with the Preferred Stock either as to the payment of dividends and/or as to the distribution of assets upon the liquidation, dissolution or winding up of the Company is subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Preferred Stock.

The terms of the Preferred Stock, including such restrictions, are more fully described in Item 1.01, and this description is qualified in its entirety by reference to the Certificate of Designation (as defined in Item 1.01), a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The applicable information set forth in Item 1.01 of this Form 8-K is incorporated by reference in this Item 5.03.

Item 8.01 Other Events.

On July 20, 2022, the Company issued a press release announcing the Series B Convertible Preferred Financing and an Amendment to Convertible Note. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated in this Item 8.01 by reference.

This Form 8-K and Exhibits 99.1 contain forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Form of Certificate of Designation of Series B Convertible Preferred Stock

4.2	Form of Common Stock Purchase Warrant

10.1	Form of Addendum

10.2	Form of Securities Purchase Agreement by and among the Company and the purchasers signatory thereto

10.3	Form of Leak-Out Agreement by and between the Company and the signatory thereto

99.1	Press Release of Soluna Holdings, Inc., dated July 20, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2022	SOLUNA HOLDINGS, INC.

	By:	/s/ Jessica L. Thomas
Name: Jessica L. Thomas Title: Chief Financial Officer